TCW FUNDS, INC.

Supplement Dated October 9, 2008

Prospectus Dated February 29, 2008

Important Information Regarding the TCW Money Market Fund.

The U.S. Treasury Department has announced a Temporary Guarantee Program for Money Market Funds (the “Program”). The TCW Money Market Fund (the “Fund”) has agreed to participate in the Program.

The Program seeks to support the net asset value (the “NAV”) of shares held by investors in the Fund as of the close of business on September 19, 2008. The Program intends to protect those assets against loss if the Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, and (2) the number of shares owned on the date the Fund’s NAV falls below $1. Shares acquired after September 19 generally are not eligible for coverage under the Program.

The Program is due to expire on December 18, 2008, unless extended by the Treasury. The Fund will bear the expense of its participation in the Program. For the initial three months of the Program, the Fund will pay 0.01% based on its net assets as of September 19, 2008. The Secretary of the Treasury has authority to extend the Program through the close of business on September 18, 2009. If the Program is extended beyond December 18, however, there is no assurance that the Fund will continue to participate.

As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

To request additional information about the Fund’s participation in the Program, please visit www.tcwfunds.com or contact us at 800-FUND-TCW (386-3829).

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